Exhibit 99.1

Public Call Second Quarter 2006 Review August 4, 2006

Safe Harbor Statement This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as: declines in North American automobile and light truck builds, reductions in outsourcing by our automotive customers, increases in our raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at our facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from our customers, technological developments that could competitively disadvantage us, and risks associated with conducting business in foreign countries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as substantial leverage, limitations imposed by our debt instruments, the adequacy of our liquidity to meet our capital expenditures and other cash requirements, our ability to identify attractive and other strategic opportunities and to successfully integrate acquired businesses including actions we have identified as providing cost-saving opportunities. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Agenda Operational Highlights Asian Business Review Financial Performance Q3 2006 Outlook Q&A

Operational Highlights

2006 Second Quarter Revenue 2005 2006 2006 Q2 Guidance $507 $506 $500-$510 $Mils. HIGHLIGHTS Metaldyne revenue essentially flat versus 2005 DCX shutdown JR platform for model changeover – negative impact of approx $10M for quarter Metaldyne has been awarded successor program to JR, which launches in Q3 Big 3 production down 1.1% versus 2005 Second Quarter Actual $0$100$200$300$400$500$600

2006 Second Quarter Adjusted EBITDA20052006 2006 Q2 Guidance $58 $55 $55-$60 $Mils. HIGHLIGHTS Non-cash fixed asset loss of $2.2 million in Q2 2006 Note that Q2 2006 guidance did not include a forecast for non-cash fixed asset losses FAS 106 gain of $2.6 million in Q2 2005 Specific bridge of variances will be covered later in finance section $50 $40 $30 $20 $10 $0 Second Quarter Actual $60

YTD 2006 Highlights

Market Performance

- **$152.6 Million YTD 2006 in new business awards**
  - Awarded Con Rods for Asian OEMs
  - Awarded Isolation and Pulley Assembly for an Asian OEM

Other Key Initiatives

- **Successful Chery Tech Day held on June 14, 2006**
  - 200+ Chery engineers and executive attended
  - Follow up visit to Metaldyne Plymouth headquarters
  - Significant interest generated at Chery in the following products

– BSM	- Dampers
– Gears	- Water Pumps
– Oil Pumps	- Conventional PM parts
– Con Rods	- Clutch Modules
– Valve Bodies	- Main Bearing Caps

- **Bought out additional $3.9 million of operating leases**
  - Adds $1 million a year going forward to EBITDA

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Sales expected to grow at 2.6x NAFTA growth rate Source: Metaldyne 2006-2009 Forecast, Roland Berger 2006-2009 CAGR Key takeaway Metaldyne expects strong sales growth to foreign OEMs with production in NAFTA – 35% CAGR from 2006-2009 Transplants GM Ford DCX 35% 2% 6% -2% 6% Total 17.0 2006-2009 CAGR NAFTA vehicle production by manufacturer (m units) 15.8 Transplants GM Ford DCX 5% 1% 1% 2% 2.3% Total Metaldyne plans to grow sales by 6% from 2006 to 2009 Other 9% 200620095.15.94.64.73.33.42.83.020062009

Asian Business Review

Facility Update – Suzhou, ChinaRibbon Cutting June 13, 2006 Occupation June 24, 2006 Handover July 21, 2006 Damper and Chassis Areas Plant Entrance Quality Lab

Suzhou Launch Timing Sintered Equipment Installation Complete July 2006 Initial PPAP Submission August 2006 Start of Production September 2006 Die Casting Equipment Installation Complete August 2006 Initial PPAP Submission September 2006 Start of Production September 2006 Vibration Control Equipment Installation Complete October 2006 Initial PPAP Submission October 2006 Start of Production January 2007

Asian-based resources focus on balancing customer base - Asian shift underway Forecast of 20% of sales by 2010 (vs. 10% in 2006 vs. 5% in 2001) Transitioning to Asia-based supply - 10% of Metaldyne sales locally in Asia by 2010 (vs. nil in 2001) Metaldyne Asian Growth Metaldyne Asian OEM/Asian Sales Forecast (as of Q2 2006) (includes In Production, Awarded, Hi Prob, Tracking for supply to Asian OEM and Other OEMs sales in Asian market) $197.7M $237.1M $298.5M $443.5M $488.3M

Financial Performance

 NA Big Three Production (Vehicles in Thousands) 1.1% Decrease NA Big Three Production: Q2 2006 versus Q2 2005 Note: Currency impact of $1.5M, or 0.3% Metaldyne Sales 1,211 918 784 2,913 2,881 1,204 909 768 -0.6% -1.0% -2.0% -1.1% -0.2% $506.6 $505.6 Q2 2005Q2 2006Q2 2005Q2 2006

Q2 2006 Performance

($ in thousands)

	Three Months Ended			Six Months Ended		
Sales	Q2 2006	Q2 2005	% Variance	Q2 2006	Q2 2006	% Variance
Chassis Group	$261,141	$273,749	-4.6%	$521,219	$531,592	-2.0%
Powertrain Group	244,477	232,856	5.0%	488,653	464,385	5.2%
Total Sales	505,618	506,605	-0.2%	1,009,872	995,977	1.4%
Segment EBITDA - As Reported						
Chassis Group	$32,896	$25,116	31.0%	$48,674	$46,643	4.4%
Powertrain Group	29,166	34,705	-16.0%	62,405	68,515	-8.9%
Total Segment Adjusted EBITDA	62,062	59,821	3.7%	111,079	115,158	-3.5%
Less: Corporate Expenses	(7,007)	(2,130)	229.0%	(9,142)	(6,025)	51.7%
Total Company Adjusted EBITDA From Continuing Operations[1]	55,055	57,691	-4.6%	101,937	109,133	-6.6%
% Margin	10.9%	11.4%	-0.5%	10.1%	11.0%	-0.9%
Memo Items:						
Restructuring charges	324	367	-11.7%	402	1,619	-75.2%
Fixed Asset losses	2,216	301	636.2%	7,828	332	2257.8%
Foreign currency (Gain)/Loss	297	8	3612.5%	1,625	(351)	-563.0%
FAS 106/87 curtailment (Gain)/Loss	-	(2,577)	-100.0%	165	(4,657)	-103.5%

[1] The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and interest, taxes, depreciation, amortization, asset impairment, non-cash losses on sale-leaseback of equipment and non-cash restricted stock award expense.

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Operating Groups – Q2 2006 Results

	Chassis Group Q2 2006 versus 2005	
	Sales	EBITDA
Q2 2005 Actual	$273.7	$25.1
Net Volume/Loss Business/Productivity	(13.7)	(2.6)
Material/Net Cost Reductions	(1.6)	5.3
Exchange	0.6	0.1
Lease Expense	-	0.6
Resolution of Commercial Dispute	-	4.1
Other	2.0	(1.3)
Subtotal	261.0	31.3
Fixed Asset Losses	-	1.6
Q2 2006 Actual	$261.1	$32.9

	Powertrain Group Q2 2006 versus 2005	
	Sales	EBITDA
Q2 2005 Actual	$232.9	$34.7
Net Volume/Loss Business/Productivity	5.9	0.6
Material/Net Cost Reductions	4.2	(0.1)
Exchange	0.9	0.3
Lease Expense	-	1.8
Launch Related Activity	-	(2.9)
Other	0.6	(1.8)
Subtotal	244.5	32.6
Fixed Asset Losses	-	(3.4)
Q2 2006 Actual	$244.5	$29.2

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Corporate Bridge

($ in millions)

	Q2 2005 vs. 2006 EBITDA
Q2 2005 Actual ……………………….	**($2.1)**
FAS 106/87 Gain…………………….…	(2.6)
SOX 404 Efforts………………………..	(0.2)
Foreign Currency Loss………………….	(0.3)
Interest Income Decrease………………	(0.2)
Other……………………………………	(1.6)
Q2 2006 Actual ……………………….	**($7.0)**

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Income Statement

($ in millions – except per share data)

	Three Months Ended		Six Months Ended	
	Q2 2006	Q2 2005	Q2 2006	Q2 2005
Net sales	$505.6	$506.6	$1,009.9	$996.0
Cost of sales	449.3	445.5	913.8	883.4
Gross profit	56.3	61.1	96.0	112.6
Selling, general and administrative expenses	29.4	30.1	57.9	55.9
Restructuring Charges	0.3	0.4	0.4	1.6
Operating profit	26.5	30.6	37.8	55.1
Other expense, net:				
Interest expense	24.2	21.7	48.1	44.3
Preferred stock dividends	9.1	5.6	15.6	11.0
Equity income/gain on sale	(0.7)	(1.0)	(1.6)	(1.6)
Other, net	5.0	2.0	9.8	3.6
Other expense, net	37.6	28.3	71.9	57.3
Income (loss) from continuing operations before income taxes	(11.1)	2.3	(34.1)	(2.2)
Income tax expense (benefit)	5.5	1.7	10.5	0.1
Loss from continuing operations	(16.5)	0.6	(44.6)	(2.3)
Loss from discontinued operations (net of tax of zero for the three and six months ended July 2, 2006; and $(0.3) and $(0.6) for the three and six months ended July 3, 2005, respectively)	0.0	(0.5)	(0.4)	(1.1)
Loss on discontinued operations (net of tax of zero)	-	-	(6.9)	-
Net loss attributable to common stock	(16.5)	0.1	(51.9)	(3.4)
Basic and diluted loss per share:				
Loss from continuing operations less preferred stock dividends	$ (0.39)	$ -	$ (1.04)	$ (0.07)
Loss from discontinued operations	-	-	(0.01)	(0.01)
Loss on discontinued operations	-	-	(0.16)	-
Net loss attributable to common stock	$ (0.39)	-	$ (1.21)	(0.08)

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Summary Balance Sheet

($ in millions)

	Q2 2006	Q4 2005	Change
Cash and investments	$5.8	$3.7	$2.1
Receivables	156.6	139.9	16.7
Inventories	85.9	84.3	1.6
Other current assets	44.5	40.6	3.9
Assets of discontinued operations	-	116.6	(116.6)
Total current assets	$292.8	$385.1	($92.3)
Property and equipment, net	667.4	630.4	37.0
Goodwill	594.0	584.0	10.0
Other assets	236.2	247.4	(11.2)
Total assets	$1,790.4	$1,846.9	($56.5)
Accounts payable	250.7	261.1	(10.4)
Accrued liabilities	125.1	123.9	1.2
Liabilities of discontinued operations	-	70.6	(70.6)
Long-term debt, including current portion	864.7	857.3	7.4
Long term liabilities	164.4	142.8	21.6
Redeemable preferred stock	187.5	171.9	15.6
Total liabilities	$1,592.4	$1,627.6	($35.2)
Shareholders equity	198.0	219.3	(21.3)
Total liabilities and shareholders equity	$1,790.4	$1,846.9	($56.5)
Memo: Debt			
Long-term debt	864.7	857.3	7.4
NA Forging IRB	-	7.5	(7.5)
NA Forging Capital Leases	-	0.3	(0.3)
Unamortized discount	4.1	4.2	(0.1)
A/R Securitization Facility	66.5	83.4	(16.9)
Total Debt	$935.3	$952.7	($17.4)

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Summary Cash Flow Statement ($ in millions) Q2 YTD 2006Q2 YTD 2005Net Loss………………..…………………………………………………………………………………………….(51.9)$ (3.4)$ Depreciation and amortization……………………………………………………………………….65.852.5Debt fee amortization………………………………………………………………………………….2.81.6Fixed asset losses………………………………………………………………………………………….7.80.3Loss from discontinued operations, net of tax…………………………..…………………………………………….0.41.1Loss on discontinued operations, net of tax…………………………..…………………………………………….6.9-Deferred income taxes………………………………………………………………………………………..0.3(11.5)Preferred stock dividends………………………………………………………………………………………….15.611.0Non-cash interest expense………….………………………………………………………………………………………0.20.1Equity earnings from affiliates, net of dividends…………………………..(1.6)(1.6)Curtailment (gain) loss on elimination of certain benefits…………………………………………………………………………………………………………………….0.2(4.6)Discontinued operations………………………………………………………………………………………………………………….(1.6)10.0Other, net…………………………………………………………………………………………………………………….(0.7)(0.5)AR Securitization…………………………………………………………………………………………………………………….(16.8)38.6Changes in working capital……………………………...……..………………………………………………………………………..(2.9)(31.2)Change in other long-term assets……………………………...……..………………………………………………………………………..(1.0)(3.0)Change in other long-term liabilities……………………………...……..………………………………………………………………………..(5.9)(4.2)Net cash provided by operating activities……………………………………..………………...…..………………………………………………………17.455.4Capital expenditures………………..………………………………………………………………….(47.1)(54.2)Repurchase of leased assets……………..………………………………………………….(40.0)-Proceeds from sale/leaseback of fixed assets………………………………………………….-16.4Reimbursement from acquisition of bus., net of cash recvd………………………………………………….-8.0Discontinued operations investing activities………………..………………………………………………….(2.5)(5.0)Proceeds from sale of discontinued operations…………………...………………………………………………………………………………….69.1-Net cash used for investing activities……………………………………..………………...…..………………………………………………………(20.6)(34.9)Proceeds from term loan facilities…………….…………………………………………………………………………………58.9-Principal payments of term loan facilities…………….…………………………………………………………………………………(25.5)(0.4)Proceeds of revolving credit facility…………….…………………………………………………………………………………145.0215.0Principal payments on revolving credit facility…………….…………………………………………………………………………………(169.6)(228.5)Proceeds of other debt…………….…………….…………………………………………………………………………………4.33.0Principal payments of other debt…………….…………………………………………………………………………………(6.5)(8.8)Capitalization of debt refinancing fees………………………………….…………….…………………………………………………………………………………(2.3)-Issuance of stock options………………………………….…………….…………………………………………………………………………………0.1-Discontinued operations financing activities………………..………………………………………………….-(0.1)Net cash provided by (used for) financing activities……………………………………..………………...…..………………………………………………………4.5(19.9)Effect of exchange on cash……...………………………………….…………….…………………………………………………………………………………0.9(0.6)Net decrease in cash……...………………………………….…………….…………………………………………………………………………………2.20.0Cash and cash equivalents, beginning of period……...………………………………….…………….…………………………………………………………………………………3.7-Cash and cash equivalents, end of period……...………………………………….…………….…………………………………………………………………………………5.8$ 0.0

7-02-06 Metaldyne Capitalization

($ in millions)

	7-02-06
Working Capital Revolver	35.0
Term Loan D	374.7
10.0% Senior Notes	150.0
IRBs / Other Foreign Debt and Capital Leases	27.4
Subtotal, Senior Secured Debt	587.1
DCC Seller Sub Note	31.7
11% Senior Subordinated Notes	250.0
Total Debt	868.8
Series A Preferred	74.6
Series B Preferred	31.5
DCC Seller Preferred	81.4
Common Equity	198.0
Total Equity	385.5
Total Capitalization	1,254.3
Memo: A/R Securitization	66.5
Total Debt + A/R Securitization	935.3
Key Financial Ratios:	
LTM Bank EBITDA	201.9
Total Debt/LTM Bank EBITDA	4.63x
Leverage Ratio for Covenants	5.25x
LTM Bank EBITDA/LTM Cash Interest	2.03x
Coverage Ratio for Covenants	1.75x

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Metaldyne Undrawn Commitments at 7-02-06

($ in millions)

Revolving Credit Commitment..............................	$200.0
Amount Outstanding..	(35.0)
Letters of Credit	(53.2)
Undrawn Revolver Commitments....................	111.8
AR Securitization Gross Availability.................	75.5
AR Securitization Outstanding..........................	(66.5)
AR Securitization Net Availability.....................	8.9
Total Net Undrawn Commitments Available...........	$120.7
Net Cash...	5.8
Net Commitments Available incl. Cash.................	$126.5
Adjustment Based Upon Leverage......................	-
Net Liquidity Available incl. Cash.........................	$126.5

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Daily Net Undrawn Commitments Proforma impact of NAF sale, bank amendment and Term D raise Note: Net Undrawn Commitments above include cash on hand Notes Trough liquidity has improved since NA Forging sale and new Term D raise Although debt level reduced by $10.3 million in Q2 versus Q1, our undrawn commitments decreased by $12.8 million Key driver: decreased liquidity from AR securitization driven by customer ratings quality (e.g. Ford) and higher customer concentrations with NA Forgings receivables removed from the facility 020406080100120140160180200Q1Q2Q3Q4'04'05'06

New Financing Overview

Sources	
Synthetic Revolving Credit Facility	$37.0
Revolving Credit Facility	0.0
Total Sources	**$37.0**

Uses	
Refinance Existing Working Capital Revolving Credit Facility	$35.0
Fees and Expenses	2.0
Total Uses	**$37.0**

- The Company is seeking to refinance its existing working capital revolving credit facility in order to:
  - Extend debt maturities
  - Reduce the Company's interest obligations
  - Enhance Metaldyne's financial flexibility

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Q3 2006 Outlook

Q3 2006 Preliminary Outlook

($ in millions)

	Third Quarter	
	2006 Guidance	2005 Actual
Sales from Continuing Operations................	$440 - $450	$443
Operating Profit from Continuing Operations...	9 - 12	10
Adjusted EBITDA from Continuing Operations.	35 - 40	38

Notes

- 2005 Q3 Operating Profit and Adjusted EBITDA include a $2.4 million FAS 106 curtailment gain and a $1.1 million Fixed Asset Loss. 2006 Q3 has no FAS 106 benefit or Fixed Asset Loss forecasted.

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Q&A

Appendix

Net Loss to EBITDA Bridge

($ in Millions)

	Three Months Ended		Six Months Ended	
	Q2 2006	Q2 2005	Q2 2006	Q2 2005
Net loss	$ (16.5)	$ 0.1	$ (51.9)	$ (3.4)
Income tax (benefit) expense	5.5	1.7	10.5	0.1
Loss from discontinued operations, net of tax	-	0.5	0.4	1.1
Loss on discontinued operations, net of tax	-	-	6.9	-
Interest expense	24.2	21.7	48.1	44.3
Depreciation and amortization in operating profit	28.9	26.4	65.7	52.6
Preferred stock dividends and accretion	9.1	5.6	15.6	11.0
Equity income from affiliates, net	(0.7)	(1.0)	(1.6)	(1.6)
Certain items within other, net	4.6	2.7	8.2	5.0
Adjusted EBITDA from continuing operations	$ 55.1	$ 57.7	$ 101.9	$ 109.1

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Net Loss to Bank EBITDA Bridge

($ in Millions)

		Q2 2006
Q2 Net loss (including discontinued operations)	$	(16.5)
Income tax expense		5.5
Gain from discontinued operations, net of tax		(0.0)
Loss on discontinued operations, net of tax		-
Interest charges		24.2
Depreciation and amortization (inc. amortization of loss on sale-leasebacks)		30.6
Foreign currency translation loss		0.3
Amortization of other non-cash items		0.4
Preferred stock dividends and accretion		9.1
Deferred Financing Costs on Sale-Leaseback Arrangements		0.0
Loss on abandonment of fixed assets		2.2
Losses incurred in connection with sale of A/R		1.7
Heartland monitoring fee		1.0
Q2 2006 Bank EBITDA	$	58.6
Q1 2006 Bank EBITDA		55.9
Q4 2005 Bank EBITDA		42.4
Q3 2005 Bank EBITDA		44.5
Expenses related to sale-leaseback repurchases		7.8
North American Forging Divestiture - LTM EBITDA		(7.3)
Consolidated Bank EBITDA for LTM ended July 2, 2006	**$**	**201.9**

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NA Big Three Production

	Q1			Q2			Q3			Q4			Total		
	2005 A	2006 A	% Change	2005 A	2006 A	% Change	2005 A	2006 F	% Change	2005 A	2006 F	% Change	2005 A	2006 A/F	% Change
Daimler Chrysler	684	661	-3.4%	784	768	-2.0%	675	645	-4.4%	649	727	12.0%	2,792	2,801	0.3%
Ford	924	860	-6.9%	918	909	-1.0%	734	722	-1.6%	804	766	-4.7%	3,380	3,257	-3.6%
General Motors	1,150	1,235	7.4%	1,211	1,204	-0.6%	1,115	1,038	-6.9%	1,252	1,104	-11.8%	4,728	4,581	-3.1%
Total NA Big Three Production	2,758	2,756	-0.1%	2,913	2,881	-1.1%	2,524	2,405	-4.7%	2,705	2,597	-4.0%	10,900	10,639	-2.4%

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Detail of Cash Flow Components

2006 Summary	Q1	Q2
Employment Benefit Plan Funding:		
Pension Expense	1.5	1.3
Pension Contribution	(4.7)	(5.7)
Difference	(3.2)	(4.4)
Accounts Receivable Programs:		
Non Contractual Acclerated Collections	22.3	18.2
Contractual Acclerated Collections	28.7	28.2
Foreign Factoring	50.8	53.2
Net Cash Taxes	(4.2)	(11.1)

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